INIT1ALS: [ILLEGIBLE]

                               AGREEMENT OF LEASE

THIS AGREEMENT IS ENTERED INTO THIS 14th DAY OF Jan 1999, BY AND BETWEEN R. F. TOLL, LESSOR AND D.A.C. TECHNOLOGIES, LESSEE.

                                  WITNESSETH:
                                  -----------

LESSOR LEASES TO LESSEE THE FOLLOWING DESCRIBED PREMISES IN THE CITY OF LITTLE ROCK, COUNTY OF PULASKI, STATE OF ARKANSAS, TO-WIT: SUITE # 4C, WESTPARK BUSINESS CENTER, LITTLE ROCK, AR, 72204

THE TERM OF THIS LEASE IS 2 YEARS, COMMENCING ON THE 1ST DAY OF FEBRUARY, 1999 AND ENDING ON THE 1ST DAY OF FEBRUARY, 2001. LESSEE AGREES TO PAY THE LESSOR THE FOLLOWING RENTAL TO-WIT: $2,325 PER MONTH.

PAYMENTS WILL BE MADE MONTHLY IN ADVANCE ON THE 1ST. DAY OF EACH MONTH TO LESSOR AT THE FOLLOWING ADDRESS: P0 BOX 21640, LITTLE ROCK ARK., 72221, OR TO SUCH OTHER PERSON AND AT SUCH OTHER PLACE AS THE LESSOR MAY DESIGNATE. ANY INSTALLMENT OF RENT WHICH IS NOT PAID WHEN DUE SHALL, AFTER A 10 DAY GRACE PERIOD, BEAR A LATE CHARGE OF $25, PLUS $5 PER DAY FOR EACH ADDITIONAL DAY, UNTIL PAYMENT IS RECEIVED.

SPECIAL TERMS AND/OR CONDITIONS
-------------------------------

1. LESSOR AT HIS EXPENSE WILL PARTITION OFF SOUTH EAST CORNER ~F EXISTING
OFFICE TO PROVIDE 3 PRIVATE OFFICES. 2. LESSOR AT HIS EXPENSE WILL PROVIDE STAND UP TYPE OFFiCE SEPARATOR WALLS FOR LARGE OFFICE AT NORTH EAST CORNER OF EXISTING OFFICES.

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THE PARTIES HERETO COVENANT AS FOLLOWS:


1. LESSEE WiLL PROMPTLY PAY THE STIPULATED RENTAL AT THE PLACE DESIGNATED.


2. THE LEASED PREMISES WILL BE USED BY THE LESSEE ONLY FOR THE FOLLOWING

PURPOSE, TO WIT: OFFICE/WAREHOUSE USE


3. THE LESSEE WILL NOT DO, OR PERMIT ANYTHING TO BE DONE, UPON OR ABOUT THE

LEASED PREMISES THAT INCREASES THE FIRE HAZARD BEYOND THAT WHICH EXISTS BY

REASON OF THE ORDINARY USE OR OCCUPANCY OF ThE PREMISES FOR THE PURPOSE

SPECIFIED IN PARAGRAPH 2 HEREOF. LESSEE AGREES TO PAY TO THE LESSOR, ON DEMAND,

ANY INCREASE IN FIRE AND OR LIABILITY INSURANCE PREMIUMS ON THE BUILDING AND

IMPROVEMENTS, WHICH LESSOR MAY HAVE TO PAY BECAUSE OF LESSEE'S USE OR OCCUPANCY

OF THE PREMISES. LESSEE WILL NOT DO OR PERMIT TO BE DONE ANYTHING WHICH WILL

MAKE UNINSURABLE THE LEASED PREMISES, OR ANY PART THEREOF. LESSOR TO PROVIDE

LESSEE WITH A COPY OF EXISTING INSURANCE POLICY.


4. LESSEE WILL NOT DO OR PERMIT TO BE DONE ANYTHING IN, ABOUT, OR UPON THE

LEASED PREMISES THAT INTERFERES WITH THE RIGHTS OF, OR TENDS TO ANNOY, OTHER

TENANTS OF THE LESSOR; THAT CONFLICTS WITH STATE OR MUNICIPAL LAWS, OR THE

REGULATIONS OF THE FIRE DEPARTMENT OR THE STATE BOARD OF HEALTH; THAT CREATES A

NUISANCE OR THAT IS DANGEROUS TO PERSONS OR PROPERTY. LESSEE WILL CAUSE HIS

EMPLOYEES TO COMPLY WITH ALL RULES SET FORTH BY LESSOR FOR THE COMMON BEST

INTEREST OF ALL TENANTS OF THE BUILDING, PERTAINING TO THE USE OF THE BU1LDING

AND PREMISES.


5. THIS LEASE SHALL NOT BE ASSIGNED OR ANY PART OF THE LEASED PREMISES SUBLET

WITHOUT THE WRITTEN CONSENT OF THE LESSOR FIRST ENDORSED HEREON. IF LESSOR

CONSENTS TO AN ASSIGNMENT OR SUBLETTING, THE LESSEE SHALL REMAIN LIABLE FOR

PAYMENT OF THE SPECIFIED RENTAL AND THE DUE PERFORMANCE OF ALL THE AGREEMENTS

AND CONDITIONS HEREIN. APPROVAL BY LESSOR SHALL NOT BE UNREASONABLY WITHHELD.


6. LESSOR'S INTEREST IN THIS LEASE SHALL PASS TO AND VEST IN THE LESSOR'S HEIRS,

DEVISES, SUCCESSORS AND ASSIGNS.


7.LESSEE WILL NOT MAKE ANY ALTERATIONS, CHANGES OR IMPROVEMENTS WITHOUT LESSOR'S

PRIOR WRITTEN CONSENT. IF CONSENT iS GIVEN, THEN THE COST OF SUCH ALTERATIONS,

ADDITIONS, OR IMPROVEMENTS SHALL BE PAID BY THE LESSEE. UPON THE TERMINATION OF

THIS LEASE, LESSOR SHALL HAVE THE RIGHT TO RETAIN THE PREMISES AS ALTERED,

CHANGED OR IMPROVED BY LESSEE; OR LESSOR, AT HIS OPTION MAY REQUIRE THE LESSEE

TO RESTORE THE PREMISES TO THE CONDITIONS EXISTING AS OF THE DATE LESSEE WENT

INTO POSSESSION OF

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THE LEASED PREMISES UNDER THE TERMS OF THIS LEASE. ANY ITEM OR ITEMS THAT ARE

ATTACHED TO THE BUILDING WALLS, CEILING, OR FLOORS BY LESSEE BECOME A PART OF

THE BUILDING AND PROPERTY OF THE LESSOR UPON TERMINATION OF TH1S LEASE. THIS

DOES NOT INCLUDE PICTURES OR ITEMS OF THIS NATURE.


8. LESSOR, WILL PAY THE CURRENT TAXES ASSESSED AGAINST THE REAL PROPERTY AND THE

IMPROVEMENTS THEREON. IN THE EVENT THAT TAXES ARE RAISED DURING THE TERM OF THE

LEASE, LESSEE WILL PAY TO LESSOR A PRO RATA SHARE OF THE INCREASE BASED UPON

LESSOR'S SQUARE FEET OF SPACE AS COMPARED TO THE TOTAL SQUARE FEET IN THE

BUiLDING.


9. LESSOR WILL KEEP THE OUTSIDE WALLS AND ROOF IN GOOD REPAIR; PROVIDED HOWEVER,

THAT THE LESSOR WILL NOT BE HELD LIABLE FOR ANY DAMAGES CAUSED BY ANY ROOF OR

WALL LEAK, PROVIDED THAT LESSOR MAKES THE NECESSARY REPAIRS TO WALLS AND ROQF

WITHIN A REASONABLE PERIOD OF TIME. LESSOR IS TO HAVE EXCLUSIVE USE OF THE ROOF.

LESSOR IS RESPONSIBLE TO MAINTAIN ThE OUTSIDE UNDERGROUND SEWER LINE RUNNING

FROM ThE BUILDING TO THE CITY SEWER MA1N.


10. LESSEE WILL KEEP THE LEASED PREMISES IN GOOD REPAIR INCLUDING, BUT NOT

LiMITED TO: PLUMBING SYSTEM AND PLUMBING FIXTURES, HEATING AND AIR CONDITIONING

SYSTEM INCLUDING FILTER REPLACEMENT, ELECTRIC DEVISES AND LIGHT FIXTURES. LESSOR

RESPONSIBLE FOR ONLY AIR CONDITIONER COMPRESSOR REPLACEMENT AND THE REPLACING OF

DEFECTiVE FLORESCENT FIXTURE BALLASTS ( NOT INCLUDING TUBES). LESSEE SHALL ALSO

KEEP iN GOOD REPAIR THE FLOORS, CARPETS, WALLS, ALL DOORS INCLUDING OVERHEAD

DOORS IF ANY, PLATE GLASS AND OTHER GLASS, AND WILL DO ALL NECESSARY PAINTINGS

THROUGH OUT THE TERM OF THIS LEASE. UPON THE EXPIRATION OF THIS LEASE, IN COURSE

OR BY BREACH OF ANY OF ITS PROVISIONS, THE LESSEE WILL RETURN THE LEASED

PREMISES TO LESSOR IN AS GOOD A CONDITION AS WHEN POSSESSION WAS TAKEN BY

LESSEE, ORDINARY WEAR AND TEAR EXCEPTED.


11. BUILDING AND GROUNDS MAiNTENANCE AND SERVICES SHALL BE PROViDED BY AND PAID

BY THE PARTIES AS FOLLOWS:

SERVICE                                   N/A                LESSOR       LESSEE
GAS                                                                         X
ELECTRICITY                                                                 X
WATER!SEWER                                                     X
OUTSIDE GROUNDS MAINT.                                          X
WASTE DISPOSAL                                                              X
JANITORIAL SERVICES!SUPPLIES                                                X


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12. NO SiGN, PICTURE, ADVERTISEMENT, OR NOTICE, EXCEPT ON THE GLASS OF THE DOORS

OR WINDOWS SHALL BE DISPLAYED ON ANY PART OF THE OUTSIDE OF SAID BUILDING OR ON

OR ABOUT THE PREMISES HEREBY DEMISED WITHOUT THE PREVIOUS CONSENT OF LESSOR IN

WRITING. SIGNAGE REQUIRED BY LESSEE SHALL BE FURNISHED AND INSTALLED BY LESSEE

AT LESSEE'S EXPENSE. SUCH SIGN(S) SHALL BE APPROVED BY AND A PERMIT SHALL BE

OBTAINED FROM THE CITY AUTHORITIES PRIOR TO ITS INSTALLATION. UPON TERMINATION

OF THIS LEASE, LESSEE WILL REMOVE ANY SIGNS, ADVERTISEMENTS OR NOTICES PAINTED

ON OR AFFIXED TO THE LEASED PREMISES AND RESTORE THE AREA IT OCCUPIES TO THE

ORIGiNAL CONDITION AS EXISTED BEFORE ITS INSTALLATiON.


13. LESSOR SHALL CARRY INSURANCE ON THEBUILDING STRUCTURE ONLY, NOT THE

CONTENTS. LESSEE SHALL PROVIDE AT HIS EXPENSE ANY DESIRED FIRE AND CASUALTY

INSURANCE FOR HIS PROPERTY CONTAINED WITHIN HIS LEASED PREMISES. LESSEE ASSUMES

ALL RISK OF AND LIABILITY FOR DAMAGES TO PERSONS OR PROPERTY ARISING FROM HIS

USE OF HiS LEASED PREMISES DURING THE TERM OF THiS LEASE. LESSEE SHALL PROVIDE

AT HIS COST LIABILITY INSURANCE IN THE AMOUNT OF $200,000 FOR PROTECTION OF

LESSOR DURING THE TERM OF ThIS LEASE OR ANY EXTENSION THEREOF. LESSEE AND LESSOR

AGREE TO WAIVE ANY RIGHT OF SUBROGATION THAT THEIR RESPECTIVE INSURANCE CARRIERS

MIGHT HAVE AGAINST EITHER OF THE PARTIES.


14. IN THE EVENT OF PARTIAL DESTRUCTiON OF THE LEASED PREMISES BY FIRE, TORNADO,

OR ACT OF GOD, LESSOR WILL PROCEED WITH ALL REASONABLE DILIGENCE, DELAY DUE TO

UNAVOIDABLE CIRCUMSTANCES EXCEPTED, TO RESTORE THE LEASED PREMISES TO THE

ORIGINAL CONDITION. DURING THE RESTORATION PERIOD, IF THE DAMAGE 1S CAUSED BY

LESSEE'S NEGLIGENCE, THIS LEASE SHALL CONTiNUE IN FULL FORCE AND EFFECT AND

LESSEE SHALL CONTINUE TO MAKE THE MONTHLY RENT PAYMENTS. IF THE DAMAGE IS NOT

DUE TO LESSEE'S NEGLIGENCE, THERE SHALL BE A PROPORTIONATE ABATEMENT OF THE RENT

PAYABLE BY THE LESSEE DURING THE TIME SAID PREMISES ARE UNTENABLE OR IN PART

UNTENABLE.


IN THE EVENT OF SUBSTANTIAL DESTRUCTION THIS LEASE MAY BE TERMINATED ON WRITTEN

NOTICE WITHIN TEN (10) DAYS OF SUCH DESTRUCTION BY EITHER PARTY TO THE OTHER.

(SUBSTANTIAL DESTRUCTION AS HEREIN USED MEANS DESTRUCTION WHICH WILL COST 25% OR

MORE OF THE VALUE OF IMPROVEMENTS TO THE LEASED PREMISES PRIOR TO SAID

DESTRUCTION, TO RESTORE SUCH IMPROVEMENTS.). IF NO NOTICE IS GIVEN BY EITHER

PARTY, LESSOR SHALL THEN PROCEED WITH ALL REASONABLE DILIGENCE, DELAY DUE TO

UNAVOIDABLE CIRCUMSTANCES EXCEPTED, TO RESTORE THE LEASED PREMISES TO THE

ORIGINAL

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CONDITION. THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT EXCEPT THAT THERE

SHALL BE A PROPORTIONATE ABATEMENT OF THE RENT PAYABLE BY

THE LESSEE DURING THE TIME SAID PREMISES ARE UNTENABLE OR IN PART UNTENABLE.


15. THIS LEASE SHALL NOT BE RENEWABLE EXCEPT BY WRITTEN AGREEMENT BETWEEN LESSOR

AND LESSEE. SHOULD LESSEE BE ALLOWED TO REMAIN IN POSSESSION AFTER TERMINATION

OF THE LEASE, EITHER IN COURSE OR BY REASON OF THE BREACH OF ANY OF ITS

PROVISiONS BY THE LESSEE, OR SHOULD LESSOR ACCEPT ANY RENT AFTER SUCH

TERMINATION, THE STATUS OF THE LESSEE SHALL BE DEEMED "MONTH-TO -MONTH" TENANCY

AND THE LESSEE WILL WITHIN 30 DAYS AFTER RECEIPT OF LESSOR NOTICE VACATE THE

PREMISES UPON BEiNG NOTIFIED TO DO SO BY THE LESSOR.


16. LESSEE WILL NOT PERMIT THE LEASED PREMISES TO REMAIN VACANT OR UNUSED FOR

THE PURPOSES FOR WHICH LEASED FOR MORE THAN THIRTY (30) CONSECUTIVE DAYS WITHOUT

THE WRITTEN CONSENT OF THE LESSOR.


17. THE LESSEE HEREBY SUBORDINATES THIS LEASE TO ANY MORTGAGE, DEED OF TRUST, OR

ENCUMBRANCE WHICH THE LESSOR MAY HAVE PLACED, OR MAY HEREAFTER PLACE ON THE

PREMISES. LESSEE AGREES TO EXECUTE, ON DEMAND, ANY INSTRUMENT WHICH MAY BE

DEEMED NECESSARY OR DESIRABLE TO RENDER SUCH MORTGAGE, DEED OF TRUST, OR

ENCUMBRANCE, WHENEVER MADE, SUPERIOR AND PRIOR TO THIS LEASE.


18. IN THE EVENT OF A BREACH OF ANY OF THE TERMS OR CONDITIONS HEREOF BY LESSEE,

LESSOR MAY: (A) TAKE POSSESSION OF THE LEASED PREMISES AND LEASE THE SAME FOR

THE ACCOUNT QF THE LESSEE UPON SUCH TERMS AS MAY BE ACCEPTABLE TO LESSOR, AND

APPLY THE PROCEEDS RECEIVED FROM SUCH LEASING, AFTER PAYING THE EXPENSES

THEREOF, TOWARD THE PAYMENT OF THE RENT WHICH THE LESSEE HEREIN IS OBLIGATED TO

PAY, AND COLLECT THE BALANCE THEREOF FROM THE LESSEE; OR (B) TAKE POSSESSION OF

THE LEASED PREMISES AND COLLECT FROM THE LESSEE ALL DAMAGES SUSTAINED BY REASON

OF BREACH; OR (C) PURSUE ANY REMEDY OR REMEDIES WHICH MAY BE AVAILABLE AT LAW OR

IN EQUITY. THE LESSEE WILL BE RESPONSIBLE FOR PAYING REASONABLE ATTORNEY'S FEES

1NCURRED BY THE LESSOR (PROVIDED THAT LESSOR PREVAILS IN THE LITIGATION) IN ANY

BREACH OF CONTRACT LITIGATiON THAT MIGHT ARISE AS A RESULT OF ANY MATERIAL

BREACH OF THIS CONTRACT BY LESSEE. ANY LITIGATION ARiSING BETWEEN THE PART1ES

SHALL BE GOVERNED BY THE STATE OF ARKANSAS. ANY COURT PRECEDING SHALL BE FILED

AND TRIED iN THE COURTS OF PULASKI COUNTY, ARKANSAS. o


19. SHOULD BANKRUPTCY, INSOLVENCY OR RECEIVERSHIP PROCEEDINGS OF ANY

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KIND BE INSTITUTED AGAINST LESSEE OR ANY ONE OF THE LESSEES, IF MORE THAN ONE BE

INCLUDED IN DESIGNATiON "LESSEE" HEREIN, OR SHOULD LESSEE'S iNTEREST IN THIS

LEASE OR IN THE INTEREST OF ANY ONE OF THE LESSEES, IF MORE THAN ONE IS INCLUDED

UNDER THE DESIGNATION "LESSEE" HEREIN, DEVOLVE OR PASS BY OPERATION OF LAW TO

ANY OTHER PERSON OR CORPORATION, ThEN THAT SHALL BE CONSIDERED A BREACH OF THE

TERMS AND CONDITIONS OF THIS LEASE, AND LESSOR MAY PURSUE THE REMEDIES PROVIDED

FOR IN PARAGRAPH 18 HEREOF.


20. ON TERMINATION OF THIS LEASE IN COURSE LESSEE AGREES TO SURRENDER POSSESSION

OF THE LEASED PREMISES WiTHOUT DEMAND. FAILING TO DO SO LESSEE WILL, IN ADDITiON

TO THE REASONABLE DAMAGES GENERALLY RECOVERABLE, BE LIABLE TO LESSOR FOR ALL

DAMAGES LESSOR MAY SUSTAIN INCLUDING CLAIMS MADE BY ANY SUCCEEDING TENANT

AGAiNST LESSOR WHICH ARE FOUNDED UPON DELAY OR A FAILURE IN DELIVERING

POSSESSION OF THE LEASED PREMISES TO THE SUCCEEDING TENANT.


21. AS SECURITY FOR THE RENT HEREIN PROVIDED FOR, AND AS SECURITY FOR THE

PAYMENT OF ALL DAMAGES WHICH MAY BE SUSTAINED BY THE LESSOR IN THE EVENT THAT

THERE ISA BREACH OF ANY OFTHETERMS HEREOF BY LESSEE, THE LESSOR SHALL HAVE A

LIEN ON ALL OF THE FURNITURE, FIXTURES, AND OTHER PROPERTY, EXCEPTING

MERCHANDISE CARRIED IN STOCK FOR SALE, WHICH MAY BE BROUGHT INTO OR UPON THE

LEASED PREMISES. THE LESSOR SHALL HAVE THE POWER TO SELL SUCH FURNITURE,

FIXTURES, AND OTHER PROPERTY AT PUBLIC SALE AND TO APPLY ALL AMOUNTS REALIZED

THEREFROM TO THE PAYMENT OF THE ACCRUED RENTALS OR TO THE CLAIM OR CLAIMS OF

LESSOR FOR DAMAGES. BEFORE MAKING SUCH SALE, LESSOR SHALL PUBLISH A FIVE (5) DAY

NOTICE THEREOF BY ONE INSERTION IN A DAILY NEWSPAPER PUBLISHED IN THE CITY OF

LITTLE ROCK; SUCH SALE IS TO BE FOR CASH, AND LESSOR MAY BID THEREAT AS ANY

THIRD PERSON MIGHT DO. LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REDEMPTION

GRANTED BY THE LAWS QF ARKANSAS.


22. TIME IS OF THE ESSENCE IN EACH OF THE AGREEMENTS AND CONDITIONS HEREIN TO BE

PERFORMED BY EITHER PARTY. THE FAILURE OF EITHER PARTY TO INSIST UPON

PERFORMANCE OF ANY OF ThE AGREEMENTS AND CONDITIONS HEREiN iN ANY ONE OR MORE

INSTANCES SHALL Not BE A WAiVER OF THE RIGHT THEREAFTER TO INSIST UPON FULL AND

COMPLETE PERFORMANCE OF SUCH AGREEMENTS AND CONDITIONS. RECEIPT BY THE LESSOR OF

RENT WITH KNOWLEDGE OF ThE BREACH OF ANY OF ThE AGREEMENTS AND CONDrnONS:HEREOF

SHALL NOT BE DEEMED A WAIVER OF SUCH BREACH.

23. ANY NOTICE PROVIDED FOR HEREIN WILL BE DEEMED TO HAVE BEEN GIVEN


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INITIALS_______; ______

LESSEE WHEN RECEIVED BY A RECOGNIZED OVER-NiGHT EXPRESS SERVICE OR REGISTERED

MAIL ADDRESSED TO LESSEE, OR ANY LESSEE IF MORE THAN ONE ARE INCLUDED UNDER THE

DESIGNATION "LESSEE" HEREIN, AT: SUITE # 4C, 1601 WESTPARK DRIVE, LITLE ROCK,

AR, 72204.


24. UPON TERMINATiON OF THE LEASE IN COURSE OR FOR BREACH OF ANY OF ITS TERMS OR

CONDITiONS LESSEE AGREES TO RESTORE ThE LEASED PREMISES TO LESSOR IN AS GOOD A

CONDITION AS WHEN POSSESSION IS DELIVERED TO LESSEE, ORDINARY WEAR AND TEAR

EXCEPTED.


25. LESSOR MAY PLACE A "FOR RENT" SIGN OR SIGNS ON THE LEASED PREMISES DURING

THE LAST THIRTY (30) DAYS THIS LEASE IS IN FORCE.


26. LESSEE IS RESPONSIBLE FOR ANY ENVIRONMENTAL DAMAGED CAUSED BY HIS USE OF THE

BUILDING AND OUTSIDE GROUNDS. UPON EXPIRATION OF THIS LEASE AND ANY EXTENSIONS

THEREOF, LESSOR MAY ELECT TO HAVE AN ENVIRONMENT INSPECTION DONE TO DETERMINE IF

ANY DAMAGE HAS OCCURRED. IF NONE EXISTS, THE INSPECTION COSTS SHALL BE PAID FOR

BY THE LESSOR. IF DAMAGE IS DISCOVERED, THEN LESSEE SHALL PAY FOR THE INSPECTION

PLUS ALL CLEAN-UP COSTS INCLUDING A FINAL INSPECTION TO DETERMINE THAT ALL

DAMAGE HAS BEEN CORRECTED.


30. LESSEE AGREES ThAT NO REPRESENTATION OF WARRANTY OR AGREEMENT HAS BEEN MADE

BY THE LESSOR OR ANY AGENT OF THE LESSOR WHICH IS NOT HEREIN EXPRESSED.


TOLL CORPORATION, LESSOR:

           SIGNED                                                DATE
-----------------------------                      -----------------------------

LESSEE: /s/ David Collins
       ----------------------------------------------------------

                                                               1/14/99
-----------------------------                      -----------------------------
           SIGNED                                                DATE

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